EXHIBIT 3 (b)

SECTION 302 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

I, John A. Nielsen, certify that:

1. I have reviewed this report on Form N-Q of BBH Trust
   ("Registrant") on behalf of its portfolios: BBH Money
   Market Fund, BBH U.S. Treasury Money Fund, BBH Tax
   Free Short/Intermediate Fixed Income Fund BBH Tax Exempt
   Money Fund;

2. Based on my knowledge, this report does not contain any
   untrue statement of a material fact or omit to state a
   material fact necessary to make the statements made, in
   light of the circumstances under which such statements
   were made, not misleading with respect to the period
   covered by this report;

3. Based on my knowledge, the schedules of investments
   included in this report, fairly present in all material
   respects the investments of the Registrant as of, the
   end of the fiscal quarter for which the report is filed;

4. The Registrant's other certifying officer and I are
   responsible for establishing and maintaining disclosure
   controls and procedures (as defined in rule 30a-3(c)
   under the Investment Company Act of 1940) for the
   Registrant and have:

    a.) designed such disclosure controls and procedures,
        or caused such disclosure controls and procedures
        to be designed under our supervision, to ensure that
        material information relating to the Registrant,
        including its consolidated subsidiaries, is made known
        to us by others within those entities, particularly
        during the period in which this report is being
        prepared;

    b.) designed such disclosure controls and procedures, or
        caused such disclosure controls and procedures to be
        designed under our supervision, to provide reasonable
        assurance regarding the reliability of financial
        reporting and the preparation of financial statements
        for external purposes in accordance with generally
        accepted accounting principles;

   c.)  evaluated the effectiveness of the Registrant's
        disclosure controls and procedures and presented in
        this report our conclusions about the effectiveness of
        the disclosure controls and procedures, as of a date
        within 90 days prior to the filing date of this report
        based on such evaluation; and

   d.)  disclosed in this report any change in the Registrant's internal control over financial reporting that occurred
        during the Registrant's most recent fiscal half-year
        (the Registrant's second fiscal half year in the case
        of an annual report) that has materially affected, or
        is reasonably likely to materially affect, the
        Registrant's internal control over financial reporting;
        and

5. The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the
   Registrant's board of directors (or persons performing the equivalent functions):

   a.)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect
        the Registrant's ability to record, process, summarize,
        and report financial information; and

   b.)  any fraud, whether or not material, that involves management or other employees who have a significant role in the
        Registrant's internal control over financial reporting.

6. The Registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date:  November 28, 2006

/s/ John A. Nielsen
=======================
John A. Nielsen
President - Principal Executive Officer

SECTION 302 CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

I, Charles Schreiber, certify that:

1. I have reviewed this report on Form N-Q of BBH Trust's
   ("Registrant") on behalf of its portfolios: BBH Money
   Market Fund, BBH U.S. Treasury Money Fund, BBH Tax Free
   Short/Intermediate Fixed Income Fund BBH Tax Exempt
   Money Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
   circumstances under which such statements  were made, not
   misleading with respect to  the period covered by this report;

3. Based on my knowledge, the schedules of investments included in this report, fairly present in all material respects the
   investments of the Registrant as of, the end of the fiscal quarter for which the report is filed;

4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and
   procedures (as defined in rule 30a-3(c) under the Investment
   Company Act of 1940) for the Registrant and have:

   a.) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities,
       particularly during the period in which this report is being prepared;

   b.) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting
       principles;

   c.) evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our
       conclusions about the effectiveness of the disclosure
       controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation;
       and

   d.) disclosed in this report any change in the Registrant's internal control over financial reporting that occurred
       during the Registrant's most recent fiscal half-year
       (the Registrant's second fiscal half year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting; and

5. The Registrant's other certifying officer and I have disclosed to the Registrant's auditors and the audit committee of the
   Registrant's board of directors (or persons performing the equivalent functions):

   a.) all significant deficiencies and material weaknesses in the design or operation of internal control over financial
       reporting which are reasonably likely to adversely affect
       the Registrant's ability to record, process, summarize, and report financial nformation; and

   b.) any fraud, whether or not material, that involves management or other employees who have a significant role in the
       Registrant's internal control over financial reporting.

6. The Registrant's other certifying officer and I have indicated
   in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 28, 2006
/s/ Charles Schreiber
==========================
Charles Schreiber
Treasurer - Principal Financial Officer